ANNUAL REPORT


State Farm Growth Fund, Inc.
ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029
          (800) 447-0740









                                                 November 30, 1997







This report is not to be distributed unless preceded or accompanied by a prospectus.

                      STATE FARM GROWTH FUND, INC.


Dear Shareowner:

     The U.S. stock market has generated strong results over the past six and twelve month periods. The S&P 500 Index produced total returns of 13.6% and 28.5% for the six and twelve months ended November 30, 1997, respectively. The Growth Fund yielded total returns of 14.2% and 24.8% for the same periods. Returns earned by U.S. common stocks have been extraordinary over the past three years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

     The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 index:

                          GROWTH FUND     S&P 500*
                 1987        10,000        10,000
                 1988        11,745        12,320
                 1989        15,329        16,113
                 1990        15,984        15,544
                 1991        20,746        18,710
                 1992        23,958        22,157
                 1993        23,802        24,390
                 1994        24,758        24,653
                 1995        33,094        33,750
                 1996        39,742        43,152
                 1997        49,600        55,468



* The S&P 500 Index is a capitalization - weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

   The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.


     The Growth Fund's common stock holdings of drug and medical device firms, banks, consumer product firms and telecommunications companies performed quite well over the past year. Results produced by the Fund's investments in electric utilities, chemical companies, and mining and metals firms were below those of the overall market.

     The general composition of your Fund's portfolio has changed some over the last twelve months. Most transactions during the year were oriented towards either further diversifying the portfolio or adding investments in certain areas. Holdings of five banks were partially reduced with proceeds reinvested in a broad group of financial institutions. New or expanded positions in common stocks of several companies added to the investments of the Fund in the electric utility, consumer and marketing, oil and gas, chemical, electronic manufacturing and computer software sectors.

     Common stock prices have experienced considerable volatility over the past three months as a result of widespread turmoil in Asian equity, debt, and currency markets. Increasingly, economic activity and financial markets are linked globally. The U.S. stock market declined approximately 10% in October of 1997 in reaction to the Asian weakness, but has recovered in subsequent months.

     The difficulties in Asian markets have received much attention from investors and business commentators since the middle of the year. Leaders in many parts of the world are struggling as they attempt to develop open market-based economies with a global orientation. Flexibility and adaptability are the strengths of market-based systems, so the efforts should be worthwhile. However, we caution against paying much attention to those who proclaim to know how the Asian difficulties will play out and adjusting the composition of investment portfolios in response to a specific scenario. Ultimate effects of the Asian situation on financial markets, financial institutions and general economic conditions are probably not predictable. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

     When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. While expectations for economic growth remain positive, we would like to remind shareowners that unanticipated geopolitical and economic events can have a negative impact on common stock prices. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Growth Fund. Such an investment program should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed through broad diversification in globally competitive firms in essential businesses.

     The directors have declared a capital gains distribution of $1.13 per Growth Fund share which will be paid on December 31, 1997. A semi-annual income dividend of $.31 per share will also be paid on December 31, 1997. Both will be used to purchase additional shares of your account unless you have elected to receive payments directly by check.



                               Sincerely,




                               /s/ Kurt G. Moser   /s/  Paul N. Eckley
                               Kurt G. Moser       Paul N. Eckley
                               Vice President      Vice President

                               December 19, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Growth Fund, Inc., as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.





                                                 ERNST & YOUNG LLP

Chicago, Illinois
December 12, 1997

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE

                            COMMON STOCKS (90.2%)
                   AGRICULTURE & FOOD (7.8%)
     2,860,950     Archer-Daniels-Midland Company          $     60,079,950
        92,000     Campbell Soup Company                          5,077,250
       320,000     The Coca-Cola Company                         19,960,000
       930,000     Kellogg Company                               42,198,750
        97,000     Pioneer Hi-Bred International, Inc.            9,827,312
       104,000     Sara Lee Corporation                           5,486,000
                                                           ----------------
                                                                142,629,262
                   BANKS (11.5%)
       170,000     ABN AMRO Holding N.V.                          3,290,323
        80,550     AmSouth Bancorporation                         4,203,703
       355,600     Banc One Corporation                          18,224,500
       145,100     First Chicago NBD Corporation                 11,335,937
         6,200     First Empire State Corporation                 2,648,563
        60,000     First Security Corporation                     2,043,750
        43,500     First Virginia Banks, Inc.                     2,098,875
        61,300     Golden West Financial Corporation              5,555,312
       135,000     J.P. Morgan & Co. Incorporated                15,499,688
       372,300     MBNA Corporation                               9,865,950
       404,900     National Commerce Bancorporation              11,893,937
        72,000     Northern Trust Corporation                     4,482,000
       610,000     Norwest Corporation                           22,341,250
       320,037     Pacific Century Financial Corporation         16,261,880
       415,158     Popular, Inc.                                 21,536,321
       230,000     Southtrust Corporation                        12,535,000
        74,900     Suntrust Banks, Inc.                           5,317,900
        31,000     TCF Financial Corporation                      1,825,125
        22,650     U.S. Bancorp                                   2,424,966
       238,900     Wachovia Corporation                          18,350,506
        58,300     Washington Federal, Inc.                       1,851,025
        48,200     Wells Fargo & Company                         14,797,400
                                                           ----------------
                                                                208,383,911

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   CHEMICALS (7.7%)
       415,000     Air Products and Chemicals, Inc.        $     31,643,750
        81,000     The Dow Chemical Company                       7,735,500
       127,400     E.I. du Pont de Nemours and Company            7,747,512
       364,300     Great Lakes Chemical Corporation              16,234,119
       561,000     International Flavors & Fragrances Inc.       26,998,125
        45,800     Raychem Corporation                            4,333,825
     1,261,200     Sigma-Aldrich Corporation                     45,560,850
                                                           ----------------
                                                                140,253,681

                   COMPUTERS AND SOFTWARE (7.6%)
        30,800     Electronic Data Systems Corporation            1,176,175
     1,437,000     Hewlett-Packard Company                       87,207,937
       248,200     International Business Machines Corporation   27,255,463
       157,100(a)  Microsoft Corporation                         22,239,469
        25,000(a)  NCR Corporation                                  746,875
                                                           ----------------
                                                                138,625,919

                   CONSUMERS & MARKETING (5.8%)
       250,000     The Gillette Company                          23,015,625
       719,600     Hon Industries Inc.                           38,588,550
        43,728     Jostens, Inc.                                  1,049,472
        59,900     McDonald's Corporation                         2,908,894
       173,200     Minnesota Mining and Manufacturing Company    16,843,700
       589,000     Rubbermaid Incorporated                       14,283,250
       115,200     The Procter & Gamble Company                   8,719,200
                                                           ----------------
                                                                105,408,691

                   ELECTRONIC MANUFACTURING (3.0%)
       109,400     Emerson Electric Co.                           6,030,675
       418,000     General Electric Company                      30,696,875
       222,000     Intel Corporation                             17,010,750
                                                           ----------------
                                                                 53,738,300

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   HEALTH CARE (15.6%)
       820,000     Ballard Medical Products                $     18,911,250
     1,550,000     Biomet, Inc.                                  37,006,250
       107,050(a)  Covance, Inc.                                  1,967,044
     1,240,800     Johnson & Johnson                             77,782,650
       947,200     Eli Lilly and Company                         58,963,200
        40,000     Medtronic, Inc.                                1,890,000
       182,000     Merck & Co., Inc.                             17,153,500
       960,000     Pfizer Inc.                                   69,660,000
        53,525(a)  Quest Diagnostics, Inc.                          883,162
                                                           ----------------
                                                                284,217,056

                   MEDIA (5.6%)
       873,180     The Walt Disney Company                       82,515,510
       153,500     Reuters Holdings PLC (ADR)                    10,601,094
       360,181(a)  Scandinavian Broadcasting System SA            9,229,638
                                                           ----------------
                                                                102,346,242

                   MINING AND METALS (1.1%)
       195,000     Nucor Corporation                              9,664,688
       185,000     Rio Tinto PLC (ADR)                            9,157,500
        81,250(a)  Steel Dynamics, Inc.                           1,477,734
                                                           ----------------
                                                                 20,299,922

                   NON-ELECTRIC MANUFACTURING (1.2%)
       370,000     Caterpillar Inc.                              17,505,625
        70,000     Illinois Tool Works Inc.                       3,780,000
                                                           ----------------
                                                                 21,285,625

                   OIL AND GAS (7.4%)
       122,000     Amoco Corporation                             10,941,875
       440,400(a)  Barrett Resources Corporation                 13,156,950
       530,000     Chevron Corporation                           42,300,625
       580,000     Exxon Corporation                             35,488,750
       237,100     Pennzoil Company                              15,618,963
       334,400     Royal Dutch Petroleum Company (ADR)           17,702,300
                                                           ----------------
                                                                135,209,463

                   RETAILING (0.4%)
       169,000     Wal-Mart Stores, Inc.                          6,738,875

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

      SHARES                                                     VALUE
                   TELECOMMUNICATIONS & EQUIPMENT (9.5%)
       450,000(a)  ADC Telecommunications, Inc.            $     16,762,500
       400,000     AT&T Corp.                                    22,375,000
        86,000(a)  Airtouch Communications, Inc.                  3,354,000
       116,000     Ameritech Corporation                          8,816,000
       290,200     Deutsche Telekom (ADR)                         5,785,863
       246,000     LM Ericsson Telephone Company (ADR)            9,855,375
       129,633     Lucent Technologies Inc.                      10,508,375
       823,000     MCI Communications Corporation                35,800,500
       264,000     Motorola, Inc.                                16,747,500
       596,100     SBC Communications Inc.                       43,589,812
                                                           ----------------
                                                                173,594,925

                   UTILITIES - ELECTRIC (2.2%)
       248,000     Central and South West Corporation             6,029,500
       132,000     Duke Energy Corporation                        6,921,750
        88,500     FPL Group, Inc.                                4,950,469
       305,000     Pacificorp                                     7,015,000
       288,000     Southern Company                               6,840,000
       166,000     Teco Energy, Inc.                              4,243,375
        98,500     Texas Utilities Company                        3,940,000
                                                           ----------------
                                                                 39,940,094

                   MISCELLANEOUS (3.8%)
       428,200     Corning Incorporated                          17,957,638
        37,300     Diebold, Inc.                                  1,706,475
       337,500(a)  Osmonics, Inc.                                 4,830,468
       425,000     Pall Corporation                               8,925,000
       346,400     Vulcan Materials Company                      35,419,400
                                                           ----------------
                                                                 68,838,981
                                                           ----------------
                   Total common stocks
                    (cost: $677,520,588)                      1,641,510,947

                         STATE FARM GROWTH FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              NOVEMBER 30, 1997

    PRINCIPAL
     AMOUNT                                                           VALUE

                   SHORT-TERM INVESTMENTS (9.9%)
   $50,000,000     U.S. Treasury bills, 4.88% to 4.96%
                   effective yield, due December, 1997
                   to January, 1998                        $     49,688,800
    16,000,000     Ford Motor Credit Co., 5.55%, due
                   December, 1997                                16,004,935
    53,300,000     General Electric Capital Corp., 5.56%
                   to 5.62%, due December, 1997                  53,315,964
    61,300,000     General Motors Acceptance Corp., 5.59%,
                   due December 1997                             61,385,787
                                                           ----------------
                     Total short-term investments
                      (cost: $180,400,796)                      180,395,486
                                                           ----------------

    TOTAL INVESTMENTS (100.1%) (cost: $857,921,384)           1,821,906,433
    CASH AND OTHER ASSETS, LESS LIABILITIES (-.1 %)                (811,812)
                                                           ----------------
    NET ASSETS (100.0%)                                      $1,821,094,621
                                                           ================




Notes: (a) Non-income producing security.
       (b) At November 30, 1997, net unrealized appreciation of $963,985,049 consisted of gross unrealized appreciation of $967,773,503 and gross unrealized depreciation of $3,788,454 based on cost of $857,921,384 for federal income tax purposes.






               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              NOVEMBER 30, 1997

                                     ASSETS
Investments, at value (cost $857,921,384)                    $1,821,906,433
Cash                                                                913,690
Receivable for:
  Dividends                                   $ 3,189,791
  Shares of the Fund sold                         784,516
  Sundry                                            8,859         3,983,166
                                              -----------
Prepaid expenses                                                     43,772
                                                             --------------
    Total assets                                              1,826,847,061

                          LIABILITIES AND NET ASSETS

Payable for:
  Shares of the Fund redeemed                   1,888,505
  Securities purchased                          3,300,000
  Other accounts payable (including $484,177
   to Manager)                                    563,935
                                              -----------
    Total liabilities                                             5,752,440
                                                             --------------


Net assets applicable to 46,132,240 shares
  outstanding of $.50 par value common stock
  (100,000,000 shares authorized)                            $1,821,094,621
                                                             ==============
Net asset value, offering price and redemption
  price per share                                            $        39.48
                                                             ==============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions of shares
  on account of capital                                      $  785,124,865
Undistributed net realized gain on sales of investments          52,537,716
Net unrealized appreciation of investments                      963,985,049
Undistributed net investment income                              19,446,991
                                                             --------------
Net assets applicable to shares outstanding                  $1,821,094,621
                                                             ==============






               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                      YEAR ENDED NOVEMBER 30,
                                                         1997          1996
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of
    $205,192 in 1997 and $83,607 in 1996)           $ 23,828,520    18,232,750
  Interest                                             5,877,994     5,377,917
                                                    --------------------------
Total investment income                               29,706,514    23,610,667

EXPENSES:
  Investment advisory and management fees              1,705,166     1,325,421
  Professional fees                                       37,364        35,869
  ICI dues                                                48,215        41,711
  Registration fees                                       65,847        30,249
  Fidelity bond expense                                    6,932         7,951
  Directors' fees                                          9,900         9,000
  Reports to shareowners                                  19,799        21,876
  Franchise taxes                                         15,568        10,078
  Custodian fees                                          23,607        32,062
  Other                                                    3,463         1,933
                                                    --------------------------
    Total expenses                                     1,935,861     1,516,150
    Less: custodian fees paid indirectly                       -        31,713
                                                    --------------------------
    Net expenses                                       1,935,861     1,484,437
                                                    --------------------------
Net investment income                                 27,770,653    22,126,230

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on sales of investments           52,537,716    90,788,938
  Change in net unrealized appreciation              270,232,368   111,162,700
                                                    --------------------------
Net realized and unrealized gain on investments      322,770,084   201,951,638
                                                    --------------------------

Net change in net assets resulting from operations  $350,540,737   224,077,868
                                                    ==========================








               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED NOVEMBER 30,
                                                        1997           1996

From operations:
     Net investment income                        $  27,770,653     22,126,230
     Net realized gain on sales of investments       52,537,716     90,788,938
     Change in net unrealized appreciation          270,232,368     111,162300
                                                  ----------------------------
     Net change in net assets resulting
      from operations                               350,540,737    224,077,868

Undistributed net investment income included in
     price of shares issued and redeemed              1,240,326        718,903

Distributions to shareowners from:
     Net investment income (per share $.61 in
      1997 and $.53 in 1996)                        (25,616,492)   (18,174,400)
     Net realized gain (per share $2.31 in 1997 and
      $.12 in 1996)                                 (90,788,938)    (6,015,663)
                                                  ----------------------------
     Total distributions to shareowners            (116,405,430)   (24,190,063)

From Fund share transactions:
     Proceeds from shares sold                      252,636,657    177,516,771
     Reinvestment of ordinary income dividends
      and capital gain distributions                113,414,471     23,554,851
                                                  ----------------------------
                                                    366,051,128    201,071,622
     Less payments for shares redeemed              143,241,394    107,416,790
                                                  ----------------------------
Net increase in net assets from Fund share
 transactions                                       222,809,734     93,654,832
                                                  ----------------------------
Total increase in net assets                        458,185,367    294,261,540
Net assets:
     Beginning of year                            1,362,909,254  1,068,647,714
                                                  ----------------------------
     End of year (including undistributed net
      investment income of $19,446,991 in 1997
      and $16,052,505 in 1996)                   $1,821,094,621  1,362,909,254
                                                 =============================









               See accompanying notes to financial statements.

                         STATE FARM GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

1.   OBJECTIVE
     The investment objective of the State Farm Growth Fund, Inc. (the Fund) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in income producing equity-type securities that are believed collectively to have potential for long-term growth of capital and income.

2.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION - Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

     FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     On December 12, 1997, an ordinary income dividend of $.31 per share and a capital gain distribution of $1.13 per share were declared, payable December 31, 1997 (reinvestment date December 31, 1997) to shareowners of record on December 12, 1997.

     Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.

     EQUALIZATION ACCOUNTING - A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

     CUSTODIAN FEES - For the period ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($16,912) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                         STATE FARM GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

3.   TRANSACTIONS WITH AFFILIATES
     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $100 million of average net assets, .15% of the next $100 million of average net assets and .10% of the average net assets in excess of $200 million. The Manager guarantees that all expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

     Under the terms of this agreement, the Fund incurred fees of $1,705,166, for 1997 and $1,325,421 for 1996. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $9,900 for 1997 and $9,000 for 1996, paid to the Fund's independent directors.

4.   INVESTMENT TRANSACTIONS
     Investment transactions (exclusive of short-term instruments) for each of the two years ended November 30 were as follows:

                                 1997           1996

     Purchases              $132,033,944     255,225,023
     Proceeds from sales      89,316,149     172,902,528

5.   FUND SHARE TRANSACTIONS
     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                 YEAR ENDED NOVEMBER 30,
                                                    1997          1996

     Shares sold                                 7,264,071     5,839,467
     Shares issued in reinvestment of
      ordinary income dividends and capital
      gain distributions                         3,552,864       788,486
                                                ------------------------
                                                10,816,935     6,627,953
     Less shares redeemed                        4,136,630     3,526,507
                                                ------------------------
     Net increase in shares outstanding          6,680,305     3,101,446
                                                ========================

                         STATE FARM GROWTH FUND, INC.
                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                                      YEAR ENDED NOVEMBER 30,
                                  1997       1996      1995      1994      1993      1992      1991      1990      1989      1988
Net asset value, beginning of
  year                         $  34.55     29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34     11.96
  Income from Investment
  ----------------------
    Operations
    ----------
    Net investment Income           .62       .63       .50       .44       .45       .43       .42       .47       .41       .43
    Net gain or losses on
      securities (both realized
      and unrealized)              7.23      5.17      6.97       .43      (.60)     2.70      4.32       .26      3.57      1.62
                               --------------------------------------------------------------------------------------------------
  Total from investment
    operations                     7.85      5.80      7.47       .87      (.15)     3.13      4.74       .73      3.98      2.05
  Less Distributions
  ------------------
    Net investment income          (.61)     (.53)     (.52)     (.45)     (.45)     (.41)     (.54)     (.40)     (.42)     (.39)
    Capital gain                  (2.31)     (.12)     (.18)        -      (.24)        -      (.64)     (.46)        -      (.28)
                               --------------------------------------------------------------------------------------------------
  Total distributions             (2.92)     (.65)     (.70)     (.45)     (.69)     (.41)    (1.18)     (.86)     (.42)     (.67)
Net asset value, end of year   $  39.48     34.55     29.40     22.63     22.21     23.05     20.33     16.77     16.90     13.34
                               ==================================================================================================
Total Return                      24.80%    20.09%    33.67%     4.02%     (.65%)   15.42%    29.79%     4.27%    30.51%    17.45%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of year
  (millions)                   $1,821.1   1,362.9   1,068.6     771.7     725.1     696.1     558.4     414.3     383.0     295.5
Ratio of expenses to
  average net assets                .12%      .13%      .14%(a)   .14%      .14%      .16%      .19%       21%      .21%      .24%
Ratio of net investment
  income to average
  net assets                       1.78%     1.88%     1.95%     2.00%     2.05%     1.99%     2.22%     2.84%     2.69%     3.32%
Portfolio turnover rate               6%       16%        3%        3%        2%        2%        1%       16%        9%        5%
Number of shares
  outstanding at end
  of year (millions)               46.1        39.5    36.4      34.1      32.7      30.2      27.5      24.7      22.7      22.1


Average commission rate paid per share on stock transactions for the year ended November 30, 1997 was $.0440.

Note: (a) The ratio based on net custodian expenses would have been .13% in 1995.

                          --------------------

                      STATE FARM GROWTH FUND, INC.
                            TAX INFORMATION

     The Fund paid ordinary income dividends of $.32 per share in June 1997 and $.31 per share in December 1997. Of these dividends, 79% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

     In December 1997, the Fund made a capital gain distribution of $1.13 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

NOTE: Dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the provisions of the Internal Revenue Code.

                                   ANNUAL
                                   REPORT

                                   November 30, 1997







                                   STATE
                                   FARM
                                   GROWTH
                                   FUND, INC.

                                   ONE STATE FARM PLAZA
                                   BLOOMINGTON, ILLINOIS 61710
                                   TELEPHONE (309) 766-2029
                                             (800) 447-0740